U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 10, 2005


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition."
FOR IMMEDIATE RELEASE                                            August 10, 2005


                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                                  June 30, 2005


London, August 10, 2005 - Berkeley Technology Limited (OTCBB: BKLYY.PK,  London:
BEK.L) (the "Company") today reported financial results for its fiscal quarter ended June 30, 2005. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for the second quarter of 2005, was $(0.7) million, or $(0.01) per diluted share and $(0.13) per diluted ADR, compared with net income of $0.2 million, or $0.00 per diluted share and $0.04 per diluted ADR, for the same period in 2004.

For the six months ended June 30, 2005, the Company's consolidated net loss was $(1.8) million, or $(0.04) per diluted share and $(0.36) per diluted ADR, compared with a net loss of $(6.5) million, or $(0.13) per diluted share and $(1.28) per diluted ADR, for the same period in 2004.

The Company reports net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. GAAP.

The impact of stock market volatility on the Company's results has been negligible following the sale of its Packeteer common stock holdings during 2004, as well as the sale of all but $0.1 million of other listed equity securities during January 2005. Net realized and unrealized investment gains totaled $12,000 in the second quarter of 2005, compared to net realized and unrealized investment gains of $1.6 million in the second quarter of 2004.

London Pacific Assurance Limited ("LPAL"), the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during the second quarter of 2005 by $2.7 million to $17.2 million primarily due to maturing policies. As of June 30, 2005, LPAL's corporate bonds, cash and accrued interest totaled $27.7 million.

The Company now focuses on its venture capital and consulting business, which works with North American technology companies that are looking to grow their businesses or to expand their investor base overseas, primarily in Europe and Japan. The Company advises on overseas operations, assists in locating partners, customers and investment capital, and occasionally takes principal positions where the case is compelling and the timeframe for realization could be relatively short. It is still early in the process but consulting fees are now being generated.

Operating expenses totaled $1.0 million in the second quarter of 2005, compared to $1.3 million in the second quarter of 2004. This decrease reflects the cost reductions that were implemented by the Company during the first quarter of 2005.


                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.



Please address any inquiries to:

Ian Whitehead                    Jersey                           (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


Form 10-Q for the quarter ended June 30, 2005

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Operations
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                         Three Months Ended          Six Months Ended
                                                             June 30,                   June 30,
                                                        ................................................
                                                           2005          2004         2005          2004
                                                        .......       .......      .......       .......
 Revenues:
 Investment income                                      $   405       $   334      $   802       $   691
 Insurance policy charges                                     3             1            3             3
 Consulting and other fee income                            181            97          324           194
 Net realized investment gains (losses)                       -         1,557          (43)          913
 Change in net unrealized investment gains and
    losses on trading securities                             12            92          (10)       (4,741)
                                                        .......       .......      .......       .......
                                                            601         2,081        1,076        (2,940)
 Expenses:
 Amounts credited on insurance policyholder
    accounts                                                267           333          557           717
 Operating expenses                                       1,008         1,270        2,347         2,548
 Interest expense                                             3             -            3             -
                                                        .......       .......      .......       .......
                                                          1,278         1,603        2,907         3,265
                                                        .......       .......      .......       .......

 Income (loss) before income tax expense                   (677)          478       (1,831)       (6,205)

 Income tax expense                                           -           283            5           290
                                                        .......       .......      .......       .......
 Net income (loss)                                      $  (677)      $   195      $(1,836)      $(6,495)
                                                        .......       .......      .......       .......
                                                        .......       .......      .......       .......



 Basic and diluted earnings (loss) per share and ADR:

 Basic and diluted earnings (loss) per share            $ (0.01)      $  0.00      $ (0.04)      $ (0.13)
                                                        .......       .......      .......       .......
                                                        .......       .......      .......       .......

 Basic and diluted earnings (loss) per ADR              $ (0.13)      $  0.04      $ (0.36)      $ (1.28)
                                                        .......       .......      .......       .......
                                                        .......       .......      .......       .......


Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                              June 30,       December 31,
                                                                                  2005               2004
                                                                           ...........        ...........
                                ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
   Available-for-sale, at fair value (amortized cost: $18,484 and $21,341
     as of June 30, 2005 and December 31, 2004, respectively)                 $ 18,521           $ 21,377
   Held-to-maturity, at amortized cost (fair value: $7,566 and $0 as of
     June 30, 2005 and December 31, 2004, respectively)                          7,599                  -
  Equity securities:
   Trading, at fair value (cost: $102 and $586 as of June 30, 2005
     and December 31, 2004, respectively)                                           57                552
   Available-for-sale, at estimated fair value (cost: $850 as of
     June 30, 2005 and December 31, 2004)                                          850                850
                                                                              ........           ........
Total investments                                                               27,027(1)          22,779

Cash and cash equivalents                                                        9,748(1)          19,495

Cash held in escrow                                                              1,014              1,005
Accrued investment income                                                          787                737
Other assets                                                                       380                691
                                                                              ........           ........
Total assets                                                                  $ 38,956           $ 44,707
                                                                              ........           ........
                                                                              ........           ........
                 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                             $ 17,159           $ 21,229
Accounts payable and accruals                                                      756                585
                                                                              ........           ........
Total liabilities                                                               17,915             21,814
                                                                              ........           ........
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of June 30, 2005 and
  December 31, 2004                                                              3,222              3,222
Additional paid-in capital                                                      67,660             68,615
Retained earnings                                                               13,093             14,929
Employee benefit trusts, at cost (13,522,381 and 13,684,881 shares as of
   June 30, 2005 and December 31, 2004, respectively)                          (62,598)           (63,571)
Accumulated other comprehensive loss                                              (336)              (302)
                                                                              ........           ........
Total shareholders' equity                                                      21,041             22,893
                                                                              ........           ........
Total liabilities and shareholders' equity                                    $ 38,956           $ 44,707
                                                                              ........           ........
                                                                              ........           ........

(1) Includes $19,365 of investments and $8,573 of cash and cash equivalents in the Company's insurance subsidiary
    (LPAL) which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                   Six Months Ended
                                                                                        June 30,
                                                                              ...........................
                                                                                  2005               2004
                                                                              ........           ........

Net cash provided by operating activities                                     $     63           $  2,736

Cash flows from investing activities:
Purchases of held-to-maturity fixed maturity securities                         (8,510)                 -
Purchases of available-for-sale fixed maturity securities                       (5,121)                 -
Purchases of available-for-sale equity securities                                    -                (15)
Proceeds from maturity of held-to-maturity fixed maturity securities               850                  -
Proceeds from sale and maturity of available-for-sale fixed maturity
   securities                                                                    6,546              3,082
Proceeds from sale of available-for-sale equity securities                           -                 75
Capital expenditures                                                                 -                 (4)
Other investing cash flows                                                           -                 (3)
                                                                              ........           ........
Net cash provided by (used in) investing activities                             (6,235)             3,135
                                                                              ........           ........
Cash flows from financing activities:
Insurance policyholder benefits paid                                            (3,317)            (5,561)
Proceeds from disposal of shares by the employee benefit trusts                     18                  -
                                                                              ........           ........
Net cash used in financing activities                                           (3,299)            (5,561)
                                                                              ........           ........
Net increase (decrease) in cash and cash equivalents                            (9,471)               310
Cash and cash equivalents at beginning of period (1)                            19,495             14,408
Foreign currency translation adjustment                                           (276)                23
                                                                              ........           ........
Cash and cash equivalents at end of period (1), (2)                           $  9,748           $ 14,741
                                                                              ........           ........
                                                                              ........           ........

 (1)  Does not include $1,014 of cash held in escrow as of June 30, 2005.

 (2)  The amount for June 30, 2005 includes $8,573 in the Company's insurance subsidiary (LPAL) which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.